UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 23, 2010 (February 21, 2010)

CHINA TRANSINFO TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-34134	87-0616524
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

9th Floor, Vision Building,
No. 39 Xueyuanlu, Haidian District,
Beijing, China 100191
 (Address of Principal Executive Offices)

(86) 10-51691999
Registrant’s Telephone Number, Including Area Code:

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 21, 2010, China TransInfo Technology Corp. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with SAIF Partners III L.P. (the "Investor") pursuant to which the Company will sell a total of 1,564,945 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), for an aggregate purchase price of $10,000,000 (the "Purchase Price"). The Shares are priced at $6.39 per share. Prior to this offering, the Investor held approximately 11.50% of the Company’s issued and outstanding Common Stock. The Shares are to be sold pursuant to a shelf registration statement (the "Registration Statement") declared effective by the Securities and Exchange Commission (the "Commission") on November 16, 2009. A prospectus supplement related to the offering was filed with the Commission on February 23, 2010 and will be delivered to the Investor. The transaction is expected to close on or before February 24, 2010. After the closing, the Investor will in aggregate own approximately 17.25% of the Company.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such document. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Copy of the opinion of Holland and Hart LLP relating to the legality of the Shares is filed as Exhibits 5.1 to this report and is filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

ITEM 8.01. OTHER EVENTS.

On February 22, 2010, the Company issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
5.1	Opinion of Holland & Hart LLP
10.1	Securities Purchase Agreement, dated February 21, 2010, by and between the Company and SAIF Partners III L.P.
23.1	Consent of Holland & Hart LLP (included as part of Exhibit 5.1)
99.1	Press release dated February 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China TransInfo Technology Corp.

Date: February 23, 2010

/s/ Shudong Xia
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
5.1	Opinion of Holland & Hart LLP
10.1	Securities Purchase Agreement, dated February 21, 2010, by and between the Company and SAIF Partners III L.P.
23.1	Consent of Holland & Hart LLP (included as part of Exhibit 5.1)
99.1	Press release dated February 22, 2010